SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 1999


         TRUST CREATED BY PNC COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION
                     (under a Pooling & Servicing Agreement
                  dated as of July 1, 1999, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 2000-C1)
            (Exact name of Registrant as specified in its Charter)





     New York                      333-95447-01
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle Bank, N.A., Trustee,
Corporate Trust Department
135 S. LaSalle Street, Suite 1625
Chicago, IL                                                       60674-4107
Attention:  Asset-Backed Securities Trust Services                (Zip Code)
           PNCMAC Series 2000-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800)246-5761


                         The Exhibit Index is on page 2.





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ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the December 15, 1999, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of December 15, 1999.


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing Agreement dated as of July
                             1, 1999

                             By:   Midland Loan Services,  Inc.,




                              /s/ Lawrence D. Ashley

                              By: Lawrence D. Ashley
                              Title: Senior Vice President

Date: December 15, 1999


                                  EXHIBIT INDEX

                                                                   Sequential
Document                                                           Page Number

Monthly Remittance Statement to the Certificateholders                   3
dated as of December 15, 1999


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